Exhibit 10.23

CLIFFORD CHANCE

高 偉 紳 律 師 行

EXECUTION VERSION

SYNDICATION AND AMENDMENT AGREEMENT

DATED 25 SEPTEMBER 2019

FOR

FWD GROUP LIMITED

AS BORROWER

FWD GROUP FINANCIAL SERVICES PTE. LTD.

AS GUARANTOR

STANDARD CHARTERED BANK (HONG KONG) LIMITED

AND

STANDARD CHARTERED BANK (SINGAPORE) LIMITED

AS MANDATED LEAD ARRANGERS AND BOOKRUNNERS

WITH

STANDARD CHARTERED BANK (HONG KONG) LIMITED

AS AGENT AND SECURITY AGENT

AND

OTHERS

RELATING TO A FACILITY AGREEMENT

DATED 10 SEPTEMBER 2019

CONTENTS

Clause		Page

1.	Definitions and Interpretation	- 1 -
2.	Conditions Precedent	- 2 -
3.	Representations	- 2 -
4.	Transfer by Novation	- 3 -
5.	Amendment	- 6 -
6.	Continuity and Further Assurance	- 6 -
7.	Costs and Expenses	- 7 -
8.	Consents and Waivers	- 7 -
9.	Miscellaneous	- 7 -
10.	Governing Law	- 7 -

Schedule 1 Parties	- 8 -
Part I The Existing Lenders	- 8 -
Part II The New MLABs	- 8 -
Part III The MLA	- 8 -
Part IV The New Lenders	- 8 -
Schedule 2 The Lenders	- 9 -
Schedule 3 Conditions Precedent	- 10 -
Schedule 4 Amendments to Original Facility Agreement	- 11 -

- i -

THIS AGREEMENT is dated 25 September 2019 and made between:

(1)	FWD GROUP LIMITED, an exempted company incorporated under the laws of the Cayman Islands with limited liability and with company number 274405 (the "Borrower");

(2)	FWD GROUP FINANCIAL SERVICES PTE. LTD., a limited private company incorporated under the laws of the Republic of Singapore with limited liability and company number 201302761R (the "Guarantor");

(3)	STANDARD CHARTERED BANK (HONG KONG) LIMITED of 32/F, 4-4A Des Voeux Road, Central, Hong Kong, incorporated in Hong Kong with limited liability and STANDARD CHARTERED BANK (SINGAPORE) LIMITED of 8 Marina Boulevard, Level 26, Singapore 018981, incorporated in Singapore with limited liability as mandated lead arrangers and bookrunners (the "Original MLABs");

(4)	THE FINANCIAL INSTITUTIONS listed in Part I of Schedule 1 (Parties) as existing lenders (the "Existing Lenders");

(5)	THE FINANCIAL INSTITUTIONS listed in Part II of Schedule 1 (Parties) as acceding mandated lead arrangers and bookrunners (the "New MLABs" and, together with the Original MLABs, the "MLABs");

(6)	THE FINANCIAL INSTITUTION listed in Part III of Schedule 1 (Parties) as acceding mandated lead arranger (the "MLA");

(7)	THE FINANCIAL INSTITUTIONS listed in Part IV of Schedule 1 (Parties) as new lenders (the "New Lenders");

(8)	STANDARD CHARTERED BANK (HONG KONG) LIMITED of 32/F, 4-4A Des Voeux Road, Central, Hong Kong, incorporated in Hong Kong with limited liability, as agent of the Finance Parties (other than itself) (the "Agent"); and

(9)	STANDARD CHARTERED BANK (HONG KONG) LIMITED of 32/F, 4-4A Des Voeux Road, Central, Hong Kong, incorporated in Hong Kong with limited liability, as security trustee and agent for the Finance Parties (the "Security Agent").

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Agreement:

"Amended Facility Agreement" means the Original Facility Agreement, as amended by this Agreement.

"Existing Loan" means the Loan in the amount of US$1,800,000,000 which was disbursed to the Borrower on 13 September 2019.

"Guarantee Obligations" means the guarantee and indemnity obligations of the Guarantor contained in the Original Facility Agreement.

"Original Facility Agreement" means the facility agreement dated 10 September 2019 between the Borrower, the Guarantor, each Original MLAB, the Agent, the Security Agent and the Existing Lenders.

"Syndication Date" means 30 September 2019.

1.2	Incorporation of defined terms

(a)	Unless a contrary indication appears, a term defined in the Original Facility Agreement has the same meaning in this Agreement.

(b)	The principles of construction and terms set out in clause 1.2 (Construction), clause 1.3 (Currency Symbols and Definitions) and clause 1.4 (Personal liability) of the Original Facility Agreement shall have effect as if set out in full in this Agreement and as if references in those clauses to "this Agreement", "the Finance Documents" or any Finance Document are references to this Agreement.

1.3	Clauses

In this Agreement any reference to a "Clause" or a "Schedule" is, unless the context otherwise requires, a reference to a Clause in or a Schedule to this Agreement.

1.4	Third party rights

A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

1.5	Designation

In accordance with the Original Facility Agreement, each of the Borrower and the Agent designates this Agreement as a Finance Document.

2.	CONDITIONS PRECEDENT

(a)	Each Obligor shall ensure that all the documents and other evidence listed in Schedule 3 ( Conditions Precedent) in form and substance satisfactory to Agent (acting reasonably) are delivered to the Agent by no later than the date of this Agreement.

(b)	Other than this Clause 2, Clause 3 (Representations), Clause 7 (Costs and Expenses) and Clause 9 (Miscellaneous), this Agreement shall be effective on and from the Syndication Date. This Clause, Clause 3 (Representations), Clause 7 (Costs and Expenses) and Clause 9 (Miscellaneous) are effective on and from the date of this Agreement.

3.	REPRESENTATIONS

The Repeating Representations are deemed to be made by each Obligor (by reference to the facts and circumstances then existing) on:

(a)	the date of this Agreement; and

(b)	the Syndication Date,

and references to "this Agreement" in the Repeating Representations should be construed as references to this Agreement and to the Original Facility Agreement and on the Syndication Date, to the Amended Facility Agreement.

4.	TRANSFER BY NOVATION

4.1	Transfer by novation

(a)	Subject to paragraph (b) below, on the Syndication Date (whether or not a Default is continuing) each Existing Lender shall transfer by novation all or part of its Commitment, rights and obligations under the Finance Documents, so that:

(i)	each New Lender will become a Lender under the Amended Facility Agreement with a Commitment set out opposite its name in Schedule 2 (The Lenders);

(ii)	each Existing Lender's Commitment shall be reduced to the respective amount set out opposite its name in Schedule 2 (The Lenders);

(iii)	each New Lender shall become a Lender under the Amended Facility Agreement with a participation in the Existing Loan equal to the Commitment set out opposite its name in Schedule 2 (The Lenders); and

(iv)	each Existing Lender's participation in the Existing Loan shall be reduced to the amount set out opposite its name in Schedule 2 (The Lenders).

(b)	If a New Lender (a "Defaulting New Lender") shall fail to comply with its payment obligations under Clause 4.6 ( Lenders' participations) (the amount due but not paid by such Defaulting New Lender being the "Defaulted Commitment"):

(i)	such New Lender shall not acquire the Commitment and those rights in respect of the Existing Loan pursuant to paragraph (a) above which correspond to the Defaulted Commitment; and

(ii)	each Existing Lender's Commitment set out opposite its name in Schedule 2 (The Lenders) and the amount referred to in paragraph (a)(iv) above shall be increased by its pro rata share in the Defaulted Commitment (determined by reference to the proportion borne by such Existing Lender's participation in the Existing Loan to the amount of the Existing Loan immediately prior to the transfer contemplated under paragraph (a) above).

(c)	For the avoidance of doubt, the Borrower acknowledges and confirms that the transfer contemplated in this Clause is permitted by the Syndication Letter.

4.2	Procedure for transfer by novation

The transfer by novation set out in Clause 4.1 (Transfer by novation) shall take effect on the Syndication Date so that:

(a)	to the extent that in Clause 4.1 (Transfer by novation) each Existing Lender seeks to transfer by novation its rights and obligations under the Finance Documents and in respect of the Transaction Security each of the Obligors and each Existing Lender shall be released from further obligations towards one another under the Finance Documents and in respect of the Transaction Security and their respective rights against one another under the Finance Documents shall be cancelled (being the "Discharged Rights and Obligations");

(b)	each of the Obligors and each New Lender shall assume obligations towards one another and/or acquire rights against one another which differ from the Discharged Rights and Obligations only insofar as that Obligor and the relevant New Lender have assumed and/or acquired the same in place of that Obligor and the Existing Lender;

(c)	the Agent, the MLABs, the MLA, the Security Agent, each New Lender and other Lenders shall acquire the same rights and assume the same obligations between themselves and in respect of the Transaction Security as they would have acquired and assumed had the New Lender been an Original Lender with the rights and/or obligations acquired or assumed by it as a result of the transfer and to that extent the Agent, the MLABs, the MLA, the Security Agent and the relevant Existing Lender shall each be released from further obligations to each other under the Finance Documents; and

(d)	each New Lender shall become a Party as a "Lender".

4.3	Amounts due on or before the Syndication Date

Any amounts payable to the Existing Lenders by the Obligors pursuant to any Finance Document on or before the Syndication Date (including, without limitation, all interest, fees and commission payable on the Syndication Date) in respect of any period ending on or prior to the Syndication Date shall be for the account of the Existing Lenders and none of the New Lenders shall have any interest in, or any rights in respect of, any such amount. The Agent shall distribute interest payments to the Existing Lenders and the New Lenders in accordance with clause 23.12 (Pro rata interest settlement) of the Amended Facility Agreement (as if each reference in that clause to the Transfer Date were a reference to the Syndication Date).

4.4	Limitation of responsibility of Existing Lenders

(a)	Each New Lender confirms to each Existing Lender and the other Finance Parties that it:

(i)	has received a copy of the Original Facility Agreement and the copies of the Transaction Security Documents existing as of the date of this Agreement, together with such other information as it has required in connection with this transaction;

(ii)	has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities in connection with its participation in this Agreement and the Amended Facility Agreement and has not relied exclusively on any information provided to it by any Existing Lender in connection with any Finance Document; and

(iii)	will continue to make its own independent appraisal of the creditworthiness of each Obligor and its related entities whilst any amount is or may be outstanding under the Finance Documents or any Commitment is in force.

(b)	Unless expressly agreed to the contrary, the Existing Lenders make no representation or warranty and assume no responsibility to the New Lenders for:

(i)	the legality, validity, effectiveness, adequacy or enforceability of the Finance Documents or any other documents;

(ii)	the financial condition of any Obligor;

(iii)	the performance and observance by any Obligor of its obligations under the Finance Documents or any other documents; or

(iv)	the accuracy of any statements (whether written or oral) made in or in connection with the Finance Documents or any other document,

and any representations or warranties implied by law are excluded.

(c)	Nothing in any Finance Document obliges any Existing Lender to:

(i)	accept a re-transfer from any New Lender of any of the rights and obligations transferred by novation under this Agreement; or

(ii)	support any losses directly or indirectly incurred by a New Lender by reason of the non-performance by any Obligor of its obligations under the Finance Documents or otherwise.

4.5	Administrative details

Each New Lender confirms that it has delivered to the Agent its Facility Office details and address, fax number and attention details for the purposes of clause 32 (Notices) of the Amended Facility Agreement.

4.6	Lenders' participations

(a)	The Agent shall send a funding notice to each of the New Lenders, setting out each New Lender's participation in the Existing Loan, at least two (2) Business Days prior to the Syndication Date.

(b)	Each New Lender shall make its participation in the Existing Loan available by the Syndication Date through its Facility Office for distribution by the Agent to the Existing Lenders in order to ensure that the participations of the Existing Lenders in the Existing Loan are equal to the amounts referred to in paragraph (a) of Clause 4.1 (Transfer by novation).

(c)	Each New Lender required to make a payment under this Agreement shall make the same available to the Agent for value prior to 4pm Hong Kong time on the Syndication Date in immediately available funds.

(d)	Payment shall be made to such account in the principal financial centre of the country of that currency with such bank as the Agent specifies.

5.	AMENDMENT

5.1	Amendment of the Original Facility Agreement

With effect from the Syndication Date the Original Facility Agreement shall be amended as set out in Schedule 4 (Amendments to Original Facility Agreement).

6.	CONTINUITY AND FURTHER ASSURANCE

6.1	Continuing obligations

The provisions of the Original Facility Agreement and the other Finance Documents shall, save as amended by this Agreement, continue in full force and effect.

6.2	Confirmation of Guarantee Obligations

For the avoidance of doubt, the Guarantor confirms for the benefit of the Finance Parties that all Guarantee Obligations shall (a) remain in full force and effect notwithstanding the amendments referred to in Clause 5.1 (Amendment of the Original Facility Agreement) and (b) extend to any new obligations assumed by any Obligor under the Finance Documents as a result of this Agreement (including, but not limited to, under the Amended Facility Agreement).

6.3	Confirmation of Security

For the avoidance of doubt, each Obligor confirms for the benefit of the Finance Parties that, the Security created by it pursuant to each Transaction Security Document to which it is a party shall (a) remain in full force and effect notwithstanding the amendments referred to in Clause 5.1 (Amendment of the Original Facility Agreement) and (b) continue to secure its Secured Liabilities under the Finance Documents as amended (including, but not limited to, under the Amended Facility Agreement).

6.4	Further assurance

Each Obligor, shall, at the reasonable request of the Agent and at such Obligor's own expense, do all such acts and things necessary to give effect to the amendments effected or to be effected pursuant to this Agreement.

7.	COSTS AND EXPENSES

The Borrower shall, within five Business Days of demand, pay the Administrative Parties the amount of all reasonable costs and expenses (including agreed legal fees) reasonably and properly incurred by any of them (and in the case of the Security Agent, by any Receiver or Delegate) in connection with the negotiation, preparation, printing and execution of this Agreement and any other documents referred to in this Agreement.

8.	CONSENTS AND WAIVERS

8.1	Consent and waiver

Each Obligor, each Original MLAB, the Security Agent, the Existing Lenders and the Agent each:

(a)	consent to the New Lenders becoming Lenders;

(b)	consent to the New MLABs becoming MLABs;

(c)	consent to the MLA becoming a mandated lead arranger; and

(d)	waive the requirements of clause 23 (Changes to the Parties) of the Original Facility Agreement for the purposes of this Agreement and for the transfer by novation effected pursuant to this Agreement.

8.2	Agent's waiver

The Agent waives the requirement for the payment of the fee referred to in clause 23.3 (Assignment or transfer fee) of the Original Facility Agreement in respect of the transfers by novation effected pursuant to this Agreement.

9.	MISCELLANEOUS

9.1	Incorporation of terms

The provisions of clause 32 (Notices), clause 34 (Partial Invalidity), clause 35 (Remedies and Waivers) and clause 39 (Enforcement) of the Original Facility Agreement shall be incorporated into this Agreement as if set out in full in this Agreement and as if references in those clauses to "this Agreement" or "the Finance Documents" were references to this Agreement and (on and from the Syndication Date) as if references in those clauses to "Party" and "Lender" include the New Lenders.

9.2	Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

10.	GOVERNING LAW

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

PARTIES

PART I

THE EXISTING LENDERS

Standard Chartered Bank (Hong Kong) Limited

Standard Chartered Bank (Singapore) Limited

Standard Chartered Bank (Thai) Public Company Limited

PART II

THE NEW MLABS

Mizuho Bank, Ltd. (incorporated in Japan with limited liability)

Sumitomo Mitsui Banking Corporation (incorporated in Japan with limited liability)

CMB Wing Lung Bank Limited

DBS Bank Ltd. (incorporated in Singapore)

PART III

THE MLA

The Bank of Nova Scotia (incorporated in Canada with limited liability)

PART IV

THE NEW LENDERS

Mizuho Bank, Ltd. (incorporated in Japan with limited liability), Hong Kong Branch

Sumitomo Mitsui Banking Corporation, Hong Kong Branch (incorporated in Japan with limited liability)

CMB Wing Lung Bank Limited

DBS Bank Ltd. (incorporated in Singapore)

The Bank of Nova Scotia (incorporated in Canada with limited liability)

SCHEDULE 2

THE LENDERS

Name of Lender	Commitment (USD)
Standard Chartered Bank (Hong Kong) Limited	270,000,000
Standard Chartered Bank (Singapore) Limited	125,000,000
Standard Chartered Bank (Thai) Public Company Limited	5,000,000
Mizuho Bank, Ltd. (incorporated in Japan with limited liability), Hong Kong Branch	350,000,000
Sumitomo Mitsui Banking Corporation, Hong Kong Branch (incorporated in Japan with limited liability)	350,000,000
CMB Wing Lung Bank Limited	300,000,000
DBS Bank Ltd. (incorporated in Singapore)	300,000,000
The Bank of Nova Scotia (incorporated in Canada with limited liability)	100,000,000
Total	1,800,000,000

SCHEDULE 3

CONDITIONS PRECEDENT

1.	Obligors

(a)	A copy of the constitutional documents and if applicable, statutory registers of each Obligor (or a certificate of an authorised signatory of each Obligor certifying that the constitutional documents and, if applicable, statutory registers previously delivered to the Agent for the purposes of the Original Facility Agreement have not been amended and remain in full force and effect).

(b)	A copy of a resolution of the board of directors of each Obligor:

(i)	approving the terms of, and the transactions contemplated by, this Agreement and resolving that it execute this Agreement; and

(ii)	authorising a specified person or persons to execute this Agreement on its behalf,

or a certificate of an authorised signatory of each Obligor certifying that the resolutions previously delivered to the Agent for the purposes of the Original Facility Agreement remain in full force and effect.

(c)	A specimen of the signature of each person authorised by the resolution referred to in paragraph (b) above (to the extent not already delivered to the Agent for the purposes of the Original Facility Agreement, provided that where it is so delivered for the purposes of the Original Facility Agreement, a certificate of an authorised signatory of each Obligor shall confirm that such specimen(s) so delivered remain(s) correct, complete and in full force and effect).

SCHEDULE 4

AMENDMENTS TO ORIGINAL FACILITY AGREEMENT

1.	The words "(the "MLABs")" in the Original Facility Agreement (appearing in the party clause thereto) shall be deleted and a new definition of "MLABs" shall be added to Clause 1.1 (Definitions) of the Original Facility Agreement as follows:

'"MLABs" means the "MLABs" defined in and party to the syndication and amendment agreement dated 25 September 2019 between, amongst others, the Obligors, the parties identified as MLABs therein, the Agent and the Security Agent (the "Syndication Agreement").'

2.	Any reference to "MLABs" in the definitions of "Information Memorandum" and "Syndication Letter" in Clause 1.1 (Definitions), Clause 11.1 (Arrangement Fee), paragraph (c)(ii) of Clause 18.23 (Repetition) and Schedule 2 (Conditions Precedent) of the Original Facility Agreement shall be replaced by a reference to the Original MLABs (as defined in the Syndication Agreement). Any reference to an Administrative Party in the definition of "Fee Letter" in Clause 1.1 (Definitions) of the Original Facility Agreement shall be construed as a reference to the Agent, an Original MLAB (as defined in the Syndication Agreement) or the Security Agent.

3.	The MLA shall be added as an "Administrative Party" and a "Finance Party" under the definitions thereof in Clause 1.1 (Definitions) of the Original Facility Agreement; and each reference to "the MLABs" in paragraph (c)(iii) of clause 23.5 (Procedure for transfer) and clause 25.3 (Role of the MLABs) of the Original Facility Agreement shall be deemed to be a reference to the MLABs and the MLA. For such purpose, a new definition of "MLA" shall be added to Clause 1.1 (Definitions) of the Original Facility Agreement as follows:

'"MLA" means the "MLA" defined in and party to the Syndication Agreement.'

4.	Schedule 1 (The Original Lenders) to the Original Facility Agreement is deleted and replaced by Schedule 2 (The Lenders) to this Agreement (provided that, if paragraph (b) of Clause 4.1 (Transfer by novation) of this Agreement applies, the amount of the Commitments set out in such Schedule 2 shall be adjusted accordingly).

SIGNATURES

THE BORROWER

For and on behalf of

FWD GROUP LIMITED

By: [***]

EXECUTION PAGE TO AMENDMENT AND SYNDICATION AGREEMENT

THE GUARANTOR

For and on behalf of

FWD GROUP FINANCIAL SERVICES PTE. LTD.

By:

[***]

EXECUTION PAGE TO AMENDMENT AND SYNDICATION AGREEMENT

THE ORIGINAL MLABS

For and on behalf of

STANDARD CHARTERED BANK (HONG KONG) LIMITED

By:

[***]

EXECUTION PAGE TO AMENDMENT AND SYNDICATION AGREEMENT

For and on behalf of

STANDARD CHARTERED BANK (SINGAPORE) LIMITED

By:

[***]

EXECUTION PAGE TO AMENDMENT AND SYNDICATION AGREEMENT

THE EXISTING LENDERS

For and on behalf of

STANDARD CHARTERED BANK (HONG KONG) LIMITED

By:

[***]

EXECUTION PAGE TO AMENDMENT AND SYNDICATION AGREEMENT

For and on behalf of

STANDARD CHARTERED BANK (SINGAPORE) LIMITED

By:

[***]

EXECUTION PAGE TO AMENDMENT AND SYNDICATION AGREEMENT

For and on behalf of

STANDARD CHARTERED BANK (THAI) PUBLIC COMPANY LIMITED

By:

[***]

EXECUTION PAGE TO AMENDMENT AND SYNDICATION AGREEMENT

THE NEW MLABS

For and on behalf of

MIZUHO BANK, LTD. (INCORPORATED IN JAPAN WITH LIMITED LIABILITY)

By:

[***]

EXECUTION PAGE TO AMENDMENT AND SYNDICATION AGREEMENT

For and on behalf of

SUMITOMO MITSUI BANKING CORPORATION (INCORPORATED IN JAPAN WITH LIMITED LIABILITY)

By:

[***]

[***]

EXECUTION PAGE TO AMENDMENT AND SYNDICATION AGREEMENT

For and on behalf of

CMB WING LUNG BANK LIMITED

By:

[***]

EXECUTION PAGE TO AMENDMENT AND SYNDICATION AGREEMENT

For and on behalf of

DBS BANK LTD.

By:

[***]

EXECUTION PAGE TO AMENDMENT AND SYNDICATION AGREEMENT

THE MLA

For and on behalf of

THE BANK OF NOVA SCOTIA

By:

[***]

EXECUTION PAGE TO AMENDMENT AND SYNDICATION AGREEMENT

THE NEW LENDERS

For and on behalf of

MIZUHO BANK, LTD. (INCORPORATED IN JAPAN WITH LIMITED LIABILITY), HONG KONG BRANCH

By:

[***]

EXECUTION PAGE TO AMENDMENT AND SYNDICATION AGREEMENT

For and on behalf of

SUMITOMO MITSUI BANKING CORPORATION, HONG KONG BRANCH (INCORPORATED IN JAPAN WITH LIMITED LIABILITY)

By:

[***]

[***]

EXECUTION PAGE TO AMENDMENT AND SYNDICATION AGREEMENT

[***]         [***]

,

[***]         [***]

EXECUTION PAGE TO AMENDMENT AND SYNDICATION AGREEMENT

For and on behalf of

DBS BANK LTD.

By:	[***]

[***]

EXECUTION PAGE TO AMENDMENT AND SYNDICATION AGREEMENT

For and on behalf of

THE BANK OF NOVA SCOTIA

By:

[***]

[***]

EXECUTION PAGE TO AMENDMENT AND SYNDICATION AGREEMENT

THE AGENT

For and on behalf of

STANDARD CHARTERED BANK (HONG KONG) LIMITED

By:

[***]

[***]

EXECUTION PAGE TO AMENDMENT AND SYNDICATION AGREEMENT

THE SECURITY AGENT

For and on behalf of

STANDARD CHARTERED BANK (HONG KONG) LIMITED

By:

[***]

[***]

EXECUTION PAGE TO AMENDMENT AND SYNDICATION AGREEMENT

Execution Version

AMENDMENT LETTER

To:	STANDARD CHARTERED BANK (HONG KONG) LIMITED of 32/F, 4-4A Des Voeux Road, Central, Hong Kong, incorporated in Hong Kong with limited liability, as agent of the Finance Parties (as defined in the Facility Agreement (defined below)) (other than itself) (the "Agent")

From:	(1) FWD GROUP LIMITED, an exempted company incorporated under the laws of the Cayman Islands with limited liability and with company number 274405 (the "Borrower"); and

(2) FWD GROUP FINANCIAL SERVICES PTE. LTD., a private company incorporated under the laws of the Republic of Singapore with limited liability and company number 201302761R (the "Guarantor").

Date:         27 March         2020

Dear Sirs

Facility agreement relating to an up to US$1,800,000,000 term loan facility dated 10 September 2019 between, among others, the Borrower as borrower, the Guarantor as guarantor and the Agent as agent (as amended by an amendment and syndication agreement dated 25 September 2019, and as may be further amended and/or supplemented from time to time, the “Facility Agreement”)

1.       Interpretation

1.1	We refer to the Facility Agreement. Unless otherwise defined herein or the context otherwise requires, terms defined in the Facility Agreement shall have the same meaning when used in this letter.

1.2	Clauses 1.2 (Construction), 1.3 (Currency Symbols and Definitions), 1.4 (Personal liability), and 1.5 (Third party rights) of the Facility Agreement shall apply to this letter and shall be incorporated in this letter as if set out in full herein mutatis mutandis and as if any reference therein to “this Agreement” or a “Finance Document” were a reference to this letter.

1.3	In accordance with the Facility Agreement, each of the Borrower and the Agent designates this letter as a Finance Document.

2.	Amendments

3.	Pursuant to clause 36 (Amendments and waivers) of the Facility Agreement, each Obligor hereby requests that the Agent (for and on behalf of the Majority Lenders) agrees, consents and confirms that, and the Agent by countersigning this letter agrees, consents to and confirms that:

(a)	with effect from the date of the Agent’s countersigning of this letter (the “Amendment Effective Date”), the definition of “Required Balance” under clause 1.1 (Definitions) of the Facility Agreement shall be deleted in its entirety and replaced with the following:

““Required Balance” means, at any time, US$37,500,000, provided that:

(a)	upon any prepayment of any Loan (or any part thereof) after the expiry of the Availability Period, the Required Balance shall with effect from such prepayment be (until any further adjustment to the Required Balance in accordance with this paragraph (a) or paragraph (b)) equal to the aggregate of interest accruing on the Loans for the period of 6 Months from the date of such prepayment (calculated as if (i) the rate of interest on each Loan throughout such 6-Month period were equal to the rate of interest applicable to such Loan as at the date of such prepayment and (ii) no further repayment or prepayment of any Loan would occur during such 6-Month period, other than repayment of the Loans in full on the Final Repayment Date); and

1

(b)	at the last day of each calendar month (which last day falls within 6 Months of the Final Repayment Date), the Required Balance shall be adjusted so that with effect from such last day, it shall (until any further adjustment to the Required Balance in accordance with this paragraph (b) or paragraph (a) above) equal to the aggregate of interest accruing on the Loans for the period from the last day of such calendar month until the Final Repayment Date (calculated as if (i) the rate of interest on each Loan throughout such period were equal to the rate of interest applicable to such Loan as at the last day of such calendar month and (ii) no further repayment or prepayment of any Loan would occur during such period, other than repayment of the Loans in full on the Final Repayment Date).”; and

(b)	for the avoidance of doubt, the Borrower may, without any further consent, withdraw and transfer any surplus amount standing to the credit of the Relevant Account which is in excess of the Required Balance from time to time.

4.	Miscellaneous

4.1	The provisions of the Facility Agreement and the other Finance Documents shall, save as amended by this letter, continue in full force and effect.

4.2	The provisions of clause 32 (Notices), clause 34 (Partial Invalidity), clause 35 (Remedies and Waivers), clause 36 (Amendments and Waivers) and clause 39 (Enforcement) of the Facility Agreement shall apply to this letter and shall be incorporated in this letter as if set out in full herein mutatis mutandis and as if any reference therein to “this Agreement” or a “Finance Document” were a reference to this letter.

4.3	This letter may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this letter.

4.4	This letter and all non-contractual obligations arising out of or in connection with this letter is governed by English law.

2

Yours faithfully

For and on behalf of

FWD GROUP LIMITED

as Borrower

[***]

Name:	[***]
Title:	Director

SIGNATURE PAGE TO TIRAMISU AMENDMENT LETTER

For and on behalfof

FWD GROUP FINANCIAL SERVICES PTE. LTD.
as Guarantor

[***]

Name: [***]

Title:   Director

SIGNATURE PAGE TO TIRAMISU AMENDMENT LETTER

We confirm that the Majority Lenders have agreed to the amendment(s) referred to above and such amendment(s) take effect on date set out below.

For and on behalf of

STANDARD CHARTERED BANK (HONG KONG) LIMITED

as Agent

[***]

Name:	[***]
Title:
Date:	27 March	2020

SIGNATURE PAGE TO TIRAMISU AMENDMENT LETTER

EXECUTION VERSION

THIS AGREEMENT is dated	5 October	2020 and made between:

(1)	FWD GROUP LIMITED, an exempted company incorporated under the laws of the Cayman Islands with limited liability and with company number 274405 (the “Borrower”);

(2)	FWD GROUP FINANCIAL SERVICES PTE. LTD., a private company incorporated under the laws of the Republic of Singapore with limited liability and company number 201302761R (the “Guarantor”);

(3)	STANDARD CHARTERED BANK (HONG KONG) LIMITED of 32/F, 4-4A Des Voeux Road, Central, Hong Kong, incorporated in Hong Kong with limited liability, as agent of the Finance Parties (other than itself) (the “Agent”); and

(4)	STANDARD CHARTERED BANK (HONG KONG) LIMITED of 32/F, 4-4A Des Voeux Road, Central, Hong Kong, incorporated in Hong Kong with limited liability, as security trustee and agent for the Finance Parties (the “Security Agent”).

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Agreement:

“Amended Facility Agreement” means the Original Facility Agreement, as amended by this Agreement.

“Effective Date” means the date on which the Agent confirms to the Lenders and the Borrower that it has received each of the documents and other evidence listed in Schedule 1 (Conditions Precedent) in form and substance satisfactory to the Agent (acting reasonably).

“Guarantee Obligations” means the guarantee and indemnity obligations of the Guarantor contained in the Original Facility Agreement and/or the Amended Facility Agreement.

“Original Facility Agreement” means the facility agreement relating to an up to US$1,800,000,000 term loan facility dated 10 September 2019 (the “Initial Facility Agreement”) between, among others, the Borrower as borrower, the Guarantor as guarantor, the financial institutions listed in schedule 1 (The Original Lenders) thereto as original lenders, the Agent as agent and the Security Agent as security agent as amended by an amendment and syndication agreement dated 25 September 2019 (the “Amendment and Syndication Agreement”) and as further amended by an amendment letter dated 27 March 2020, each between, among others, the Borrower as borrower and the Agent as agent.

“Party” means a party to this Agreement.

“Second Side Letter” means a side letter dated on or about the date of this Agreement between the Borrower as borrower and the Agent as agent.

1.2	Incorporation of defined terms

(a)	Unless a contrary indication appears, a term defined in (prior to the Effective Date) the Original Facility Agreement or (on and after the Effective Date) the Amended Facility Agreement has the same meaning in this Agreement.

(b)	The principles of construction and the terms set out in clause 1.2 (Construction), clause 1.3 (Currency Symbols and Definitions), clause 1.4 (Personal liability) and clause 1.5 (Third party rights) of (prior to the Effective Date) the Original Facility Agreement or (on and after the Effective Date) the Amended Facility Agreement shall have effect as if set out in this Agreement and as if references in those clauses to “this Agreement” or “the Finance Documents” or any Finance Document are references to this Agreement.

1.3	Clauses

In this Agreement any reference to a “Clause” or a “Schedule” is, unless the context otherwise requires, a reference to a Clause in or a Schedule to this Agreement.

1.4	Designation

In accordance with the Original Facility Agreement, each of the Borrower and the Agent designates each of this Agreement and the Second Side Letter as a Finance Document.

2.	REPRESENTATIONS

The Repeating Representations are deemed to be made by each Obligor (by reference to the facts and circumstances then existing) on:

(a)	the date of this Agreement; and

(b)	the Effective Date,

and references to “this Agreement” in the Repeating Representations should be construed as references to this Agreement and to the Original Facility Agreement and on the Effective Date, to the Amended Facility Agreement.

3.	AMENDMENTS

3.1	Amendment of the Original Facility Agreement

With effect from the Effective Date, the Original Facility Agreement shall be amended as follows:

(a)	a new definition of “Amendment Agreement”, “Amendment Letter” and “Amendment and Syndication Agreement” be inserted in clause 1.1 (Definitions) of the Original Facility Agreement after the definition of “Affiliate” as follows:

“Amendment Agreement” means an amendment agreement dated       5 October 2020       between the Borrower as borrower, the Guarantor as guarantor, the Agent as agent and the Security Agent as agent.

“Amendment Letter” means an amendment letter dated 27 March 2020 between the Borrower as borrower, the Guarantor as guarantor and the Agent as agent.

“Amendment and Syndication Agreement” means an amendment and syndication agreement dated 25 September 2019 between, among others, the Borrower as borrower, the Guarantor as guarantor, the Agent as agent and the

Security Agent as agent.”;

(b)	the definition of “Confidential Information” in clause 1.1 (Definitions) of the Original Facility Agreement be amended by inserting the words “and Second Side Letter” in the third line after the words “the Side Letter”;

(c)	the definition of “Finance Documents” in clause 1.1 (Definitions) of the Original Facility Agreement be amended by inserting the words “, the Amendment Agreement, the Amendment Letter, the Amendment and Syndication Agreement and the Second Side Letter” after the words “the Syndication Letter”;

(d)	a new definition of “Second Side Letter” be inserted in clause 1.1 (Definitions) of the Original Facility Agreement after the definition of “Screen Rate” as follows:

“Second Side Letter” means the second side letter dated on or about the date of the Amendment Agreement between the Borrower as borrower and the Agent as agent, entered into in connection with the Amendment Agreement and referred to therein.”;

(e)	the definition of “Ultimate Shareholder” in clause 1.1 (Definitions) of the Original Facility Agreement be amended by inserting the words “or the Second Side Letter” after the words “the Side Letter”;

(f)	paragraph (a)(i) of clause 7.2 (Mandatory prepayment on change of control or share ownership) of the Original Facility Agreement shall be deleted in its entirety and replaced with the following:

“(i)	the Ultimate Shareholder ceases to control the casting of votes at a general meeting of the Borrower or the appointment or removal of officers of the Borrower in accordance with the requirements set out in the documents detailed in the Second Side Letter”;

(g)	clause 22.15 (Non-compliance) of the Original Facility Agreement be amended by inserting the words “or the Second Side Letter” after the words “the Side Letter”; and

(h)	clause 24 (Disclosure of information) of the Original Facility Agreement be amended by inserting the words “and/or the Second Side Letter” after each reference to “the Side Letter” in that clause.

3.2	Amendment of the Side Letter

With effect from the Effective Date, the Side Letter and each document detailed therein shall be amended in accordance with the terms set out in the Second Side Letter and each document detailed therein.

3.3	Notification of Effective Date

The Agent shall notify the Borrower and the Lenders promptly upon the occurrence of the Effective Date.

4.	CONTINUITY AND FURTHER ASSURANCE

4.1	Continuing obligations

The provisions of the Original Facility Agreement and the other Finance Documents shall, save as amended by this Agreement, continue in full force and effect.

4.2	Confirmation of Guarantee Obligations

For the avoidance of doubt, the Guarantor confirms for the benefit of the Finance Parties that all Guarantee Obligations shall (a) remain in full force and effect notwithstanding the amendments referred to in Clause 3 (Amendments) and (b) extend to any new obligations assumed by any Obligor under the Finance Documents as a result of this Agreement (including, but not limited to, under the Amended Facility Agreement).

4.3	Confirmation of Security

For the avoidance of doubt, the Borrower confirms for the benefit of the Finance Parties that, the Security created by it pursuant to the Transaction Security Document to which it is a party shall (a) remain in full force and effect notwithstanding the amendments referred to in Clause 3 (Amendments) and (b) continue to secure the Secured Liabilities under the Finance Documents as amended (including, but not limited to, under the Amended Facility Agreement).

4.4	Further assurance

Each Obligor shall, at the request of the Agent (acting reasonably) and at such Obligor's own expense, do all such acts and things reasonably necessary to give effect to the amendments effected or to be effected pursuant to this Agreement.

5.	COSTS AND EXPENSES

The Borrower shall within five Business Days of demand pay the Administrative Parties the amount of all reasonable costs and expenses (including but not limited to legal fees) reasonably and properly incurred by any of them (and, in the case of the Security Agent, by any Receiver or Delegate) in connection with the negotiation, preparation, printing and execution of this Agreement and any other documents referred to in this Agreement.

6.	MISCELLANEOUS

6.1	Incorporation of terms

The provisions of clause 32 (Notices), clause 34 (Partial Invalidity), clause 35 (Remedies and Waivers), clause 36 (Amendments and Waivers) and clause 39 (Enforcement) of (prior to the Effective Date) the Original Facility Agreement or (on and after the Effective Date) the Amended Facility Agreement shall be incorporated into this Agreement as if set out in full in this Agreement and as if references in those clauses to “this Agreement” or “the Finance Documents” or any Finance Document are references to this Agreement.

6.2	Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

7.	GOVERNING LAW

This Agreement and all non-contractual obligations arising out of or in connection with this Agreement is governed by English law.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

CONDITIONS PRECEDENT

1.	Obligors

(a)	A copy of the constitutional documents and if applicable, statutory registers of each Obligor (or a certificate of an authorised signatory of each Obligor certifying that the constitutional documents and, if applicable, statutory registers previously delivered to the Agent for the purposes of the Initial Facility Agreement and/or the Amendment and Syndication Agreement have not been amended and remain in full force and effect).

(b)	A copy of (or a copy of a certified true extract of) a resolution of the board of directors of each Obligor:

(i)	approving the terms of, and the transactions contemplated by, this Agreement and (in the case of the Borrower) the Second Side Letter and resolving that it execute this Agreement and (in the case of the Borrower) the Second Side Letter;

(ii)	authorising a specified person or persons to execute this Agreement and (in the case of the Borrower) the Second Side Letter on its behalf; and

(iii)	in the case of the Guarantor, resolving that it is in the best interests of the Guarantor to enter into the transactions contemplated by this Agreement.

(c)	A specimen of the signature of each person authorised by the resolution referred to in paragraph (b) above (to the extent not already delivered to the Agent for the purposes of the Initial Facility Agreement, provided that where it is so delivered for the purposes of the Initial Facility Agreement, the certificate referred to in paragraph (e) shall confirm that such specimen(s) so delivered remain(s) correct, complete and in full force and effect).

(d)	A copy of (or a copy of a certified true extract of) a resolution signed by the Borrower as the holder of all the issued shares in the Guarantor, approving the terms of, and the transactions contemplated by, this Agreement.

(e)	A certificate of an authorised signatory of the each Obligor certifying that each copy document relating to it specified in this Schedule 1 is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

(f)	A certificate of good standing issued by the Registrar of Companies in the Cayman Islands in respect of the Borrower.

2.	Legal Opinions

(a)	A legal opinion as to English law from Clifford Chance addressed to the Agent, the Security Agent and the Lenders.

(b)	A legal opinion as to the laws of Singapore from Clifford Chance Pte. Ltd. addressed to the Agent, the Security Agent and the Lenders.

(c)	A legal opinion as to the laws of the Cayman Islands from Walkers (Singapore) Limited Liability Partnership addressed to the Agent, the Security Agent and the Lenders.

3.	Other documents and evidence

(a)	A copy of the Second Side Letter duly executed by the parties thereto and copies of each of the documents as detailed in such Second Side Letter duly executed by the relevant party(ies) thereto.

(b)	Evidence that any process agent referred to in Clause 6.1 (Incorporation of terms) or the Second Side Letter (or the document referred to in paragraph 5(c) of the Second Side Letter) has accepted its appointment.

(c)	Evidence that the fees, costs and expenses then due from the Borrower pursuant to Clause 5 (Costs and Expenses) have been paid or will be paid by the Effective Date.

SIGNATURE PAGES

The Borrower

For and on behalf of

FWD GROUP LIMITED

Name: [***]

Title: Director

SIGNATURE PAGE TO AMENDMENT AGREEMENT

The Guarantor

For and on behalf of

FWD GROUP FINANCIAL SERVICES PTE. LTD.

[***]

Name: [***]

Title: Director

SIGNATURE PAGE TO AMENDMENT AGREEMENT

The Agent

For and on behalf of
STANDARD CHARTERED BANK (HONG KONG) LIMITED

Name: [***]

Title:

SIGNATURE PAGE TO AMENDMENT AGREEMENT

The Security Agent

For and on behalf of
STANDARD CHARTERED BANK (HONG KONG) LIMITED

[***]

Name: [***]

Title·.

SIGNATURE PAGE TO AMENDMENT AGREEMENT